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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 30, 1998
                          ----------------------------


                       BENEDEK COMMUNICATIONS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                     333-09529              36-4076007
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                                 100 PARK AVENUE
                               ROCKFORD, IL 61101
               (Address of Principal Executive Offices) (Zip Code)

         Telephone Number, Including Area Code        (815) 987-5350
                                              ------------------------------










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ITEM 5.           OTHER EVENTS.

         On April 30, 1998, the Registrant announced its intention to redeem its outstanding Exchangeable Redeemable Senior Preferred Stock. Additional information about developments concerning the redemption of the securities are incorporated herein by this reference to the press release filed herewith as
Exhibit 99.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

(c)      Exhibits.

         99       Press release, dated April 30, 1998.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BENEDEK COMMUNICATIONS CORPORATION

April 30, 1998                            By: /s/ Ronald L. Lindwall
                                             -------------------------------
                                          Name:  Ronald L. Lindwall
                                          Title:  Senior Vice President-Finance


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                                INDEX TO EXHIBITS

EXHIBIT           DESCRIPTION
-------           -----------
     99           Press release, dated April 30, 1998


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